CORPORATE BANKING

                                       Services



                            Advice of Borrowing Terms

                                       for

                             Serif (Europe) Limited




                                      From:

                                   Nottingham


                                29 December 1998







                                     NatWest

                            Advice of Borrowing Terms

Relationship Office: Nottingham                        Date: 29 December 1998

                Borrower(s)                        Registered Number:
        Serif (Europe) Limited                           02117968

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 24 July 1999 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:

-    the terms and conditions below,

- the specific conditions applicable to an individual as detailed in the Facility Schedule,

-    the Security detailed in the attached Security Schedule, and

-    the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

Conditions:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:
- Production of monthly management information to include profit and loss and balance sheet.



/s/ MM Wright
MM Wright
Corporate Manager
For an on behalf of
National Westminster Bank Plc

Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.

                               Form of Acceptance
                               ------------------


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorized by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).



By (name and title): /s/ David Southgate              Date:    6/1/99
                    ----------------------
                    Financial Controller

For and on behalf of: Serif (Europe) Limited

                                Facility Schedule

Part 1 - Facilities Repayable on Demand:

                              Overdraft: - Base rate
                              ----------------------

Account Number:               36176931
Name of Borrower:             Serif (Europe) Limited
Limit:                        BP60,000
Purpose:                      To finance working capital
Repayment:                    Fully fluctuating
1st Debit Interest Rate:      2.75% above the Bank's Base rate
2nd Debit  Interest  Rate:    the Bank's unarranged borrowing  rate on borrowing
                              over  BP60,000  or  in excess of agreed facilities
Interest  Payable:            Quarterly
Arrangement  Fee:             BP75 will be debited on the Bank's usual quarterly
                              charging dates
Excess Fees:                  We will be entitled to charge an excess fee at the
                              Bank's  published  rate  for  each day any  agreed
                              limit is  exceeded  (see our  "Services  & Charges
                              for  Business   Customers"  brochure for details).

                              Loan: - Base rate
                              -----------------

Account Number:               03-36176915
Name of Borrower:             Serif (Europe) Limited
Limit:                        BP3,618
Purpose:                      Business Expansion
Current Repayment:            BP1006.42 Monthly
Interest:                     2.75% Above the Bank's Base Rate
Account to be debited:        36176931
Interest Payable:             Quarterly

                              Documentary Credits
                              -------------------

Name of Borrower:             Serif (Europe) Limited
Limit:                        BP250,000
Purpose:                      Trade Finance
Terms of Credit:              Standby  Letter  of Credit for US $400,000 for the
                              purchase  of  Digital  Cameras,  to expire 27 July
                              1999. Subsequent extension of the letter of credit
                              may be agreed both in expiry date and amount.
Other Conditions:             The  outstanding Documentary Credit liability must
                              be  covered  100%  by  credit balances held in the
                              NatWest Bank re Serif (Europe) Limited.
Fees:                         2% per annum payable quarterly in advance.

                              Settlement Risk
                              ---------------

Name of Borrower:             Serif (Europe) Limited
Limit/Frequency:              BP100,000 per day
Type and Purpose:             Payments by BACS

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

                                                         Amount           Date Agreement
Name of Borrower          Facility and Purpose             BP                 Signed
----------------          --------------------           ------           ---------------

Serif (Europe) Limited    Business Development Loan      17,442              25/07/97
                          - Property Improvement

Serif (Europe) Limited    Business Cards                  7,000              23/03/95
                          -Working Capital

                                Security Schedule


We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


Date Executed/New:    Security:                               Given/to be given by:
------------------    ---------                               ---------------------

9/10/1989             Mortgage Debenture                      Serif (Europe) Limited
9/2/1993              Small Firms Loan Guarantee              DTI
                      Credit Balance held in the name of      Serif (Europe) Limited
                      NWB re Serif (Europe) Limited to
                      cover outstanding Documentary
                      Credit Liability

                                  General Terms

This section sets out in more detail the basis on which we make facilities available to you. It covers issues such as how limits and interest are calculated, how we can vary agreed terms and what we mean by "on demand".

These General Terms apply to all on demand facilities listed in the Advice of Borrowing Terms (the "AOBT"), but do not apply to those facilities which are subject to separate documentation, unless such documentation expressly incorporates these General Terms. In cases where the expression "you" includes more than one person (for example joint account holders) it shall be taken to refer to all or any one or more of you, and your obligations shall be joint and several.

- Independent Advice. Unless we expressly agree in writing to do so we do not hold ourselves out as providing advice on or considering the general suitability of facilities for your particular circumstances (including tax) and neither we nor our employees shall be liable for any indications given as to such suitability. We make no warranties or representations about the advisability of any underlying transaction entered into by you. You should obtain independent professional advice on such matters, and upon any security or guarantee required by us.

- Acceptance. Any offer of a facility must be accepted within the time period specified in the AOBT. We may, at our option, treat any usage of any of these facilities as acceptance (without amendment) of the terms and conditions of the AOBT.

- Availability. Our normal practice is to review all credit facilities periodically. Any references in the AOBT to a review at, or availability until, a future date are merely indicative of our current intention, and we may, at our discretion, review on demand facilities at an earlier date. Facilities which are not loans or overdrafts are offered on the basis that there is no commitment on our part to enter into any such facility with you. We may, at our absolute discretion, decide whether a utilisation may be made an any conditions subject to which utilisations may be made.

- Repayment. Notwithstanding any reference to review or availability or repayment term in the AOBT, all facilities are repayable on demand which we may make at our sole discretion at any time and may by notice be withdrawn reduced or made subject to (further) conditions or otherwise varied. You must ensure that we receive by way of repayment, the full amount of any indebtedness irrespective of any taxes, duties or charges, in immediately available funds in the currency in which the facility is outstanding at the branch or office where the facilities are provided.

- Variation and waiver. We may vary these General Terms by giving one month's written notice to you. If a change in any currency of the United Kingdom occurs (including introduction of the euro), the AOBT and these General Terms will be amended to the extent we specify to reflect the change in currency and put us in the same position, so far as possible, that we would have been in if no change in currency had occurred. If we refrain from exercising any of our rights this shall not preclude us from exercising any rights at a later date.

- Limits. The limits specified in the AOBT or the Facility Schedule for each facility and/or each account (including any Group or Composite Facility limits) must not at any time be exceeded. In addition, the aggregate utilisation of any Composite and/or Group Limit specified for any group of accounts and/or facilities must not be exceeded, notwithstanding the total of any individual or sub limits allocated. If we have agreed that there will be a gross limit for one or more facilities, this means that the aggregate utilisation of those facilities must not at any time exceed the gross limit. If we have agreed that there will be a net limit for one or more facilities, this means that the aggregate utilisation of those facilities, less the aggregate amount of the cleared credit balances on the accounts specified by us in the AOBT, will not exceed the net limit (if no accounts are specified we may determine which accounts are utilised for this purpose). We are not obliged to allow or continue to allow any borrowing in excess of agreed facilities. Any reference to a particular account will include any successor account.

- Interest. All interest rates are variable. Interest is payable monthly or quarterly (as detailed in the AOBT) on our usual charging days and on final repayment of the indebtedness. Interest accrues on the daily cleared debit balance on the account(s) concerned at the annual rate or rates shown in the AOBT (both before and after demand and/or judgement). It is calculated on the basis of a 365 day year for sterling (and either a 365 or 360 day year for currencies other than sterling or on such other basis as we may from time to time specify) and the actual number of days elapsed and is compounded monthly or quarterly. Our variable unarranged borrowing rate for the relevant currency will apply to any indebtedness from time to time (i) in excess of agreed facilities or (ii) outstanding after the expiry date of agreed facilities or, in respect of (i) only, such other interest rate as we may specify.

- Changes to Interest. We may alter the basis on which interest is calculated including the size of the interest margin charged over our Base Rate or other published rate and/or the amount of any regular repayments of facilities which are repayable on demand by providing you with one month's written notice. As a change in our Base Rate or other variable rate is not an alteration of the basis upon which interest is calculated, no written notice need be given of such a change. Changes in our Base Rate or other published rates take effect when made. Details of current rates are available from any branch or office, and are published in selected national newspapers. Omission to publish details of any change in a newspaper shall not stop the change from taking effect. For a currency account, written notice of changes to the relevant Currency Base Rate will normally be given, although failure to do so will not stop the change taking effect when made.

- Fees. Fees quoted exclude charges for money transmission or similar services which are either advised (i) separately, or (ii) at the time a facility is used. All costs, charges and expenses incurred or suffered by us, including legal costs and our internal management costs, arising at any time in connection with any facility or with any related security or guarantee are payable by you on demand.

- Uncovered Payments. An "uncovered payment" is a payment where the cleared credit balance or agreed credit facility is insufficient to meet that payment and all other payments requested, disregarding uncleared credits to that account. We do not accept any obligation to make uncovered  payments  to  third  parties  unless  we have  agreed  to  do so in writing. We need not make any uncovered payment which is in excess of any settlement risk limit.

- Set Off. We may, without notice, set-off against any credit balances on any of your account(s) (in any currency), your liability in respect of any facilities (including any uncovered payment) and may combine accounts. We are authorised to use all or any such credit balances to buy such other currencies as may be necessary in order to exercise any rights of set-off to which we may be entitled.

- Appropriation and Lien. Where more than one debt is owing to us we may use the whole or any part of any repayment to reduce or discharge the principal amount of your indebtedness as we may select, to meet any accrued interest or to discharge any other liabilities to us. We shall have a lien over securities of any kind and other items deposited by or on your behalf with us (including, without limitation, cheques given to us for collection).

- Security. Unless the AOBT expressly provides otherwise, any mortgage, charge, or debenture must be a first legal mortgage, charge or debenture over the unencumbered title of the property in question. You may not grant (or allow to be created) without our prior written consent any other security interest in the property in question or part with possession of it. We may, at our sole discretion, require from time to time additional valuations (at your expense) by such valuer as we may approve, of any or all of the assets held by us as security.

- Environment. You represent and warrant (both now and in the future) that you have and will comply in all material respects with any applicable environmental law, regulation or code of practice ("environmental law") and with the terms and conditions of any applicable environmental licences or other consents or approvals required by environmental law ("environmental licences").

- Information. You must provide us with any information which we may at any time reasonably require, and must inform us of any material change of facts or circumstances. You authorise us to disclose to your auditors any such information concerning your accounts with us as they may from time to time require.

- Currency Accounts. If in our opinion deposits in a currency are unavailable to us at any time to fund a currency drawing then we will not make a drawing available in that currency. All payments (including interest) required to be made by you under a facility in a currency other than sterling must be made in the currency of the drawing (The "Agreed Currency") and by credit to our account with such banking office as we may require.

  Any amount payable by you which is received by us in a currency other than the Agreed Currency, will be calculated by converting (at the prevailing spot rate of exchange on such date and in such market as we shall determine as being most appropriate) the Currency so received into the Agreed Currency. If the amount received is less than the relevant amount of the Agreed Currency then you will indemnify us for the deficiency and for any losses we may sustain as a result. You will in addition pay the costs of such conversion. All payments shall be deemed to have been made on such date as we shall determine in accordance with our normal practice from time to time.

- Currency Equivalents. The Sterling/Currency Equivalent of any amount denominated in another currency shall be calculated by reference to the Bank's then current spot rate of exchange for the purchase of the relevant currency with the currency in which the facility is denominated. We may calculate the aggregate Sterling/Currency Equivalents of all drawings outstanding/proposed at any time to determine compliance or otherwise with the relevant facility limit.

- Contingent Liabilities. You will, on demand, pay to us an amount equal to the full face value of any contingent or future liabilities incurred by us at your request (such as letters of credit, bonds or guarantees). We may hold any such payment in our own name and may use it to meet such liabilities. You must in any event indemnify us against such liabilities and we will require you to execute a formal counter-indemnity in our standard form.

- Negotiations. You agree that all foreign cheques submitted to us for negotiation and/or collection will be dealt with on the basis that you have good title to all cheques and that you agree to indemnify us against all liabilities claims losses costs and expenses including exchange fluctuations and agents' charges which may be imposed upon, asserted against or incurred by us in any way relating to or arising out of the negotiation and/or collection of cheques on your behalf. If the cheque is subsequently returned unpaid you authorise us to debit your account with the amount credited to your account plus any losses, costs, expenses or charges which we may have incurred.

- Forward Exchange. Where we make a forward exchange facility available to you, you confirm and understand that no forward purchase or sale of foreign currency shall be made for investment purposes (see paragraph 8 of Schedule 1 of the Financial Services Act 1986) without our prior written consent.

- General.

  a) Whenever facilities are subject to Part V of the Consumer Credit Act 1974 additional documents and procedures may be necessary before facilities can be drawn.

  b) If we consider that any proposed payment or use of a facility might be made for an unlawful purpose, then we may refuse to make such a payment or allow such use.

  c) We may give written notice or make demand by post or by hand or by facsimile machine or by other form of electronic communication. A notice or demand may be addressed to you at your Registered Office or address or the place of business last known to us and shall be deemed to have been received when transmitted or (if posted) on the business day after posting. We may use the facsimile number or electronic address last known to us.

  d) The relationship between us, these General Terms and the AOBT are governed by English law and the English courts shall have jurisdiction in respect thereof. However when we consider it appropriate we may take proceedings against you in any other court of competent jurisdiction (whether concurrently or not with any other proceedings). These terms are in addition to the usual terms which apply to the relationship between a bank and its customer and to the operation of bank accounts (whether in credit or debit) and to the terms of your mandate with us and to all other consistent terms which may be implied by law.

  e) You must maintain a current account with us throughout the life of any facilities and we may charge to your current account all amounts including interest, due in respect of any facility.

To National Westminster Bank Plc

You at the request of the Undersigned having given or agreed to give the commitment (Obligation) for USD 400,00.00 (Say United States Dollars four hundred thousand) together with any other fees payable thereunder to Teco Image Systems Co Limited in respect of payment for Digital Camera in the form attached hereto the Undersigned in consideration therefore agree(s) from time to time and at all times to keep you indemnified from and against all actions proceedings claims and demands which may be brought or made against you and all losses costs charges damages and expenses which you may incur or sustain or for which you may become liable by reason either directly or indirectly of your having undertaken the Obligation. You are hereby irrevocably authorised and directed to pay forthwith on any demand appearing or purporting to be made in relation of the Obligation any sums which may be demanded of you from time to time without any inquiry into its justification or into the validity genuineness or accuracy of any statement or certificate received by you and without any reference to or any necessity for confirmation or verification by the Undersigned and despite any contestation on the part of the Undersigned. It is expressly agreed that any such demand shall as between the Undersigned and you be conclusive evidence (and admissible as such) that the sum stated therein is properly due and payable and that you may treat the Obligation as an obligation simply to pay on first demand. It is acknowledged that you are not prepared to enter into the Obligation on any other basis.

You are further irrevocably authorised (without prejudice to any other right or remedy) to debit any existing account(s) of or an new account in the name of the Undersigned with the whole or any part of the amount of any payment which you may make thereunder and/or any other liability arising hereunder (including the obligation to provide cash cover referred to below) irrespective of whether any such account shall be or become overdrawn following any such debit. If there are no or insufficient credit balances in the currency of any liability of the Undersigned hereunder then you shall have the right at your option to purchase at your spot rate of exchange (or failing such rate at any spot rate available to you) an amount of that currency not exceeding the amount of the deficiency and to debit the cost to one or more existing or new accounts of the Undersigned and to apply the currency so purchased in or towards satisfaction of any such deficiency. When the Undersigned comprises more than one references to an account or accounts shall be construed as references to any account(s) of all or any one or more of the Undersigned.

The Undersigned also agree(s) to pay to you on demand (which may be made at your complete discretion at any time) an amount equal to the full face value of the Obligation (in the currency of the Obligation) and you may hold such amount so paid in your own name and may (without prejudice to any other right or remedy) apply it towards any of the aforesaid liabilities of the Undersigned to you and/or any liability you incur in connection with the Obligation and such amount shall not be repayable unless and until you are satisfied that the Undersigned has/have no further liabilities (whether present or future actual or contingent) to you hereunder.


The Undersigned further agree(s) that if as the result of any provision (or changed provision) of any law or regulation directive or guideline your cost of maintaining or making available the Obligation increases or your return in connection with the Obligation is reduced or your position is otherwise prejudiced then the Undersigned will pay to you on demand such amount(s) as you may from time to time certify will in your opinion compensate you in respect thereof. In the absence of manifest error a certificate signed by any of your officers shall be conclusive evidence (and shall be admissible as such) for all purposes against the Undersigned.

The Undersigned agrees that all payments to be made hereunder to you shall be made in full without any deduction or withholding and in funds freely and immediately available to you.

And we agree that where the Undersigned is more than one our liability hereunder shall be joint and several.

This Counter Indemnity shall be additional to any other counter indemnity which you now or hereafter may hold.

This Counter Indemnity shall be governed by and construed in accordance with the laws of England.

Dated this Third day of September
One thousand nine hundred and ninety eight


Signed     /s/  D. Southgate                      Signed    /s/  Gary Bates
        -----------------------                          --------------------

Name       David Southgate                        Name     Gary Bates
        -----------------------                          --------------------

Director(s) of SERIF EUROPE LIMITED
acting for and on behalf of the Company

+ enter full name of Director(s) in Block letters

I acknowledge receipt of a completed copy of this document.  /s/  D. Southgate
                                                            -------------------

The acknowledgement should be signed
by a Director or by the Company Secretary

This Mortgage Debenture is made the ninth day of October one thousand nine hundred and eighty nine between SERIF (EUROPE) LIMITED whose registered office is at CENTRE FOR PRODUCT DEVELOPMENT LENTON BOULEVARD NOTTINGHAM (the Company) of the one part and National Westminster Bank (the Bank) of the other part.

1.   The Company hereby covenants to pay the Bank on demand the sum of One pound
(BP1)and to pay and discharge on demand all monies obligations and liabilities which may now or at any time hereafter may be or become due owing or incurred by the Company tho the Bank on any account (whether solely or jointly with any other person and whether as principal or surety) present or future actual or contingent of the Company to the Bank together with interest and other bank charges so that interest shall be calculated and compounded in accordance with the practice of the Bank from time to time as well as after as before any demand made or judgment obtained hereunder.

2. The Company as beneficial owner and to the intent that the security created shall rank as a continuing security hereby charges with the payment or discharge of all monies obligations and liabilities hereby covenanted to be paid or discharged (together with all costs and expenses howsoever incurred by the Bank in connection with this Mortgage Debenture on a full indemnity basis):

     (i) by way of legal mortgage any property referred to in the Schedule hereto (the legally mortgaged property) and/or the proceeds of sale thereof
     (ii) by way of specific equitable charge all estates or interests in any freehold and leasehold property (except the legally mortgaged property) now and at any time during the continuance of this security belonging to or charged to the Company (the equitably charged property) and/or the proceeds of sale thereof
     (iii) by way of specific charge all stocks shares and/or other securities now and at any time during the continuance of this security belonging to the Company in any of its subsidiary companies or any other company and all dividends and other rights in relation thereto
     (iv) by way of specific charge all book debts and other debts now and from time to time due or owing to the Company
     (v)   by  way  of  specific  charge  its  goodwill  and  the benefit of any licences
     (vi) by way of floating security its undertaking and all its property assets and rights whatsoever and wheresoever present and/or future including those for the time being charged by way of specific charge pursuant to the foregoing paragraphs if and to the extent that such charges as aforesaid shall fail as specific charges but without prejudice to any such specific charges as shall continue to be effective.

The costs and expenses in clause 2 hereof shall include (for avoidance of doubt) all amounts the Bank may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this mortgage debenture and recovery of the liabilities secured by it. A certificate signed by an Officer of the Bank as to the amount of such costs and expenses incurred by the Bank from time to time shall (save in the case of any manifest error) for all purposes be conclusive evidence against and binding upon the Company.

3. With reference to the equitably charged property and the property charged pursuant to Clause 2(iii) the Company undertakes:

     (i) to deposit with the Bank the deeds and documents of title or share certificates relating thereto

     (ii) at any time upon request to execute over all or any part thereof a charge by way of legal mortgage and appropriate stock transfer forms in the case of the stocks and shares in favour of the Bank in such form as the Bank shall require.

4. With reference to the legally mortgaged property and the equitably charged property the Company agrees:

     (i) to keep it in a good state of repair and condition and insured against such risks and in such office and for such amounts as the Bank may require or approve and that failure to do so will entitle the Bank to do so at the expense of the Company and as agent of the Company without thereby becoming a mortgagee in possession

     (ii) that the statutory power of leasing and/or accepting surrenders of leases conferred on mortgagors shall not be exercised by the Company without the consent in writing of the Bank but the Bank may grant or accept surrenders of leases without restriction

     (iii) not to part with the possession of it or any part thereof nor confer upon any person firm company or body whatsoever any licence right or interest to occupy it or may part thereof without the consent in writing of the Bank.

5. With reference to the book debts and other debts hereby specifically charged the Company shall pay into the Company's account with the Bank all moneys which it may receive in respect of such debts and shall not without the prior consent in writing of the Bank sell factor discount or otherwise charge or assign the same in favour of any other person or purport to do so and the Company shall if called upon to do so by the Bank from time to time execute legal assignments of such book debts and other debts to the Bank.

6. With reference to the property assets and rights subject to the floating charge:
     (i) the Company shall not be at liberty without the consent in writing of the Bank to:-
            (a) create an mortgage or charge ranking in priority to or pari passu with that charge and/or
            (b) sell the whole or except in the ordinary course of business any part of the Company's undertaking
     (ii)   the  Company  agrees  to  effect and maintain such insurances as are normally maintained by prudent companies carrying on similar businesses
     (iii) the Bank may by notice to the Company convert the floating charge into a specific charge as regards any assets specified in the notice which the Bank shall consider to be in danger of being seized or sold under any form of distress or execution levied or threatened and may appoint a receiver thereof.

7. Section 103 of the Law of Property Act 1925 (the 1925 Act) shall not apply to this security which shall immediately become enforceable and the power of sale and other powers conferred by section 101 of the 1925 Act as varied or extended by this security shall be immediately exercisable at any time after notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company.

8. At any time after this security shall have become enforceable and in any event immediately upon or at any time after the presentation of a petition applying for an administration order to be made in relation to the Company, the Bank may by writing under the hand of any Manager of the Bank appoint any person (or persons) to be receiver of the property hereby charged or any part thereof (Receiver). Where two or more persons are appointed to be Receiver the Bank will in the appointment declare whether any act required or authorised to be done by such Receivers is to be done by any one or more of such Receivers for the time being holding office. Any Receiver shall be the agent of the Company and the Company shall be solely responsible for his acts or defaults and for his remuneration. Where any Receiver is appointed by the Bank as an Administrative Receiver (as that term is used in the Insolvency Act 1986) such Administrative Receiver shall have all the powers of an Administrative Receiver specified in
Schedule 1 of the Insolvency Act 1986 or any statutory modification or re-enactment thereof. Any references in this security to Receiver shall, except where the context does not permit include a reference to any such Administrative Receiver.

9. All monies received by any Receiver shall be applied by him in the following order:
     (i) in payment of the costs charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of his powers and of all outgoings paid by him
     (ii) in payment of remuneration of the Receiver at such rates as may be agreed between him and the Bank at or at any time after his appointment
     (iii) in or towards discharge of the liabilities hereby secured in such order as the Bank may from time to time require
     (iv) the surplus (if any) shall be paid to the Company or other person entitled to it.

10. The powers conferred on mortgagees or receivers by the 1925 Act shall apply to this security except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the 1925 Act and those contained in this security the terms of this security shall prevail.

11. If the Bank receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the property hereby charged and/or the proceeds of sale thereof the Bank may open a new account or accounts with any person for whose liabilities this Mortgage Debenture is available as security. If the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Mortgage Debenture is security.

12. The Company hereby irrevocably appoints each of the Bank and any person nominated in writing under the hand of any officer of the Bank including every Receiver appointed hereunder as Attorney of the Company with full power of substitution for the Company and in its name and on its behalf and as its act and deed to execute seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or deemed proper for any of the purposes of this security.

13. In the exercise of the powers hereby conferred the Bank or any Receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed.

14. The Company shall from time to time supply to the Bank such accounts or other information concerning the assets liabilities and affairs of the Company its subsidiary or associated companies as the Bank may require.

15. In case the Company shall have more than one account with the Bank it shall be lawful for the Bank at any time and without any prior notice forthwith to transfer all or any part of any balance standing to the credit of any such account to any other such account which may be in debit but the Bank shall notify the Company of the transfer having been made.

16. The security from time to time constituted by or pursuant to this Mortgage Debenture shall be in addition to and shall be independent of any other security which the Bank may now or at any time hold on all or any part of the assets of the Company for or in respect of all or any part of the monies obligations and liabilities hereby covenanted to be paid or discharged and it is hereby declared that no prior security held by the Bank over the property hereby charged or any part of it shall merge in the security created hereby or pursuant hereto.

17. A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Company by hand or by post and either by delivering the same to any officer of the Company at any place or by addressing the same to the Company at its registered office or a place of business last known to the Bank; if such demand or notice is sent by post it shall be deemed to have been received on the day following the day on which it was posted and shall be effective notwithstanding it be returned undelivered.

18. It is hereby certified that this Mortgage Debenture does not contravene any of the provisions of the Company's Memorandum or Articles of Association and has been executed in accordance therewith.




In Witness whereof the Company has caused its Common Seal to be hereunto affixed the Day and year first before written.

The Schedule

The Common Seal of                      )
                                        )
SERIF (EUROPE) LIMITED             was  )
                                        )
hereunto affixed in the presence of     )

                                    Director   /s/ Gwyn Jones
                                             -------------------


                                    Director  /s/ Jonathan Burn
                                             -------------------

The
Acknowledgment
should be signed    We acknowledge receipt of a completed copy of this document.
by a Director or
by the Company
Secretary                                           /s/ M Larnjorn
                                                  -----------------
                                                      Signature


Certificate of the Registration of a Mortgage or Charge
Pursuant of Section 401 (2) of the Companies Act 1985

I hereby certify that a Mortgage or Charge dated the 9th day of October one thousand nine hundred and eighty nine and created by SERIF (EUROPE) LIMITED for securing all moneys now due, or hereafter to become due, or from time to time accruing due from the Company to National Westminster Bank PLC on any account whatsoever was registered pursuant to Section 395 of the Companies Act on the 20th day of October one thousand nine hundred and eighty nine given under my hand at Cardiff this 30th day of October one thousand nine hundred and eighty nine.

                                                       Registrar of Companies